                                                                   EXHIBIT 10.29

                                 FIRST AMENDMENT

     THIS FIRST AMENDMENT (the "Amendment") is made and entered into as of the 5th day of November, 1999, by and between EOP-BUCKHEAD, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY ("Landlord"), and VIEWLOCITY, INC., A DELAWARE CORPORATION ("Tenant").

                                    RECITALS

A. Landlord and Tenant are parties to that certain lease dated concurrently as of the date hereof (the "Lease") for space currently containing approximately 23,827 rentable square feet (the "Premises") described as Suite No. 1700 on the 17th floor of the building commonly known as Prominence in Buckhead and the address of which is 3475 Piedmont Road, NE, Atlanta, Georgia 30305 (the "Building").

B. Pursuant to the Lease, Tenant was required to obtain a Letter of Credit in the amount of $1,212,468.06 that would (i) automatically renew for one year periods until 60 days after the Termination Date of the Lease and (i) reduce upon each anniversary of the initial expiration date of the Letter of Credit, as more fully described in the Lease, and a copy of which intended Letter of Credit is attached as Exhibit F of the Lease. At this time, Tenant is only able to obtain a Letter of Credit in the amount of $1,212,468.06, good for one year and without automatic renewals (the "Initial Letter of Credit"). However, Tenant intends to replace the Initial Letter of Credit with a Letter of Credit in the form required by the Lease prior to expiration of the Initial Letter of Credit.

C. Tenant and Landlord mutually desire that the Lease be amended on and subject to the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

I. AMENDMENT. Landlord and Tenant agree that the Lease shall be amended in accordance with the following terms and conditions:

     A. Effective as of the date of the Lease, Landlord and Tenant agree that, notwithstanding anything to the contrary contained in the Lease, the Letter of Credit to be delivered by Tenant as the initial Letter of Credit required under the Lease shall be in the form of the Letter of Credit attached hereto as EXHIBIT A (the "Initial Letter of Credit"). However, Landlord is entitled to, and Tenant agrees to provide, Landlord with a replacement Letter of Credit substantially in the form attached hereto as EXHIBIT B (the "Replacement Letter of Credit"). If Tenant fails to deliver the Replacement Letter of Credit to Landlord, in form satisfactory to Landlord, on or before 60 days prior to the expiration date of the Initial Letter of Credit, then it shall be deemed a default of Tenant under the Lease and Landlord, as its sole remedy, may immediately draw upon the Initial Letter of Credit in its entirety, without notice to Tenant, and apply and/or hold the proceeds thereof as a Security Deposit in accordance with Section VI of the Lease.

II.  MISCELLANEOUS.

     A. This Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect. In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

     B. Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

     C. The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

     D. Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Amendment. Tenant agrees to indemnify and hold Landlord, its members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents, and the respective principals and members of any such agents (collectively, the "Landlord Related Parties") harmless from all claims of any brokers claiming to have represented Tenant in connection with this Amendment. Landlord hereby represents to Tenant that Landlord has dealt with no broker in connection with this Amendment. Landlord agrees to indemnify and hold Tenant, its members, principals, beneficiaries, partners, officers, directors, employees, and agents, and the respective principals and members of any such agents (collectively, the "Tenant Related Parties") harmless from all claims of any brokers claiming to have represented Landlord in connection with this Amendment.

     IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

                                     LANDLORD:

                                     EOP-BUCKHEAD, L.L.C., A DELAWARE LIMITED
                                     LIABILITY COMPANY

                                     By:  EOP Operating Limited Partnership,
                                          a Delaware limited partnership, its
                                          sole member

                                          By:  Equity Office Properties Trust, a
                                               Maryland real estate investment
                                               trust, its managing general
                                               partner

                                               By:   /s/ Jeff Sweeney
                                                     ---------------------------

                                               Name: Jeff Sweeney
                                                     ---------------------------

                                               Title: VP Leasing
                                                     ---------------------------


                                     TENANT:

                                     VIEWLOCITY, INC., A DELAWARE CORPORATION

                                     By:   /s/ Stan F. Stoudenmire
                                           -------------------------------------

                                     Name: Stan F. Stoudenmire
                                           -------------------------------------

                                     Title: Senior VP and CFO
                                           -------------------------------------

                                    EXHIBIT A

                      ProForma of Initial Letter of Credit

APPLICANT: VIEWLOCITY, INC.
400 PERIMETER CENTER TERRACE
ATLANTA, GA 30346

BENEFICIARY:  EOP - BUCKHEAD, L.L.C.
C/O EQUITY OFFICE PROPERTIES TRUST
3475 PIEDMONT ROAD, NE
ATLANTA, GA  30305
ATTN: BUILDING MANAGER

AMOUNT: USD1,212,468.06

EXPIRY DATE AND PLACE FOR PRESENTATION OF DOCUMENTS: OCTOBER 27, 2000 IMPERIAL BANK INTERNATIONAL DIVISION, 2015 MANHATTAN BEACH BLVD., 2ND FLR., REDONDO BEACH, CA 90278

CREDIT IS AVAILABLE WITH IMPERIAL BANK INTERNATIONAL DIVISION AGAINST PAYMENT OF DRAFTS DRAWN AT SIGHT ON IMPERIAL BANK INTERNATIONAL DIVISION, 2015 MANHATTAN BEACH BLVD., 2ND FLR., REDONDO BEACH, CA 90278

DOCUMENTS REQUIRED:

1. THE ORIGINAL OF THIS IRREVOCABLE STANDBY LETTER OF CREDIT AND AMENDMENT(S) IF ANY.

2. BENEFICIARY'S STATEMENT PURPORTEDLY SIGNED BY AN AUTHORIZED OFFICER CERTIFYING THAT THIS DRAW IN THE AMOUNT OF [INSERT AMOUNT] UNDER IRREVOCABLE STANDBY LETTER OF CREDIT NO. [INSERT L/C NO.] REPRESENTS FUNDS DUE AND OWING TO EOP-BUCKHEAD, L.L.C. AS A RESULT OF VIEWLOCITY, INC.'S FAILURE TO COMPLY WITH ONE OR MORE OF THE TERMS OF THAT CERTAIN LEASE BY AND BETWEEN EOP-BUCKHEAD, L.L.C., AS LANDLORD, AND VIEWLOCITY, INC., AS TENANT.

SPECIAL CONDITIONS:

ALL INFORMATION REQUIRED UNDER DOCUMENT REQUIREMENT NO. 2 WHETHER INDICATED BY BLANKS, BRACKETS OR OTHERWISE, MUST BE COMPLETED AT THE TIME OF DRAWING.

ALL SIGNATURES MUST BE MANUALLY EXECUTED ORIGINALS.

PARTIAL DRAWINGS MAY BE MADE UNDER THIS LETTER OF CREDIT, PROVIDED, HOWEVER, THAT EACH SUCH DEMAND THAT IS PAID BY US SHALL REDUCE THE AMOUNT AVAILABLE UNDER THIS LETTER OF CREDIT.

THIS LETTER OF CREDIT IS TRANSFERABLE IN WHOLE ONLY. YOU MAY TRANSFER THIS LETTER OF CREDIT TO YOUR TRANSFEREE OR SUCCESSOR UPON SATISFACTORY DELIVERY AND PRESENTATION TO THE ISSUING BANK OF (1) THE ORIGINAL STANDBY L/C AND AMENDMENTS, IF ANY, FOR PROPER ENDORSEMENT (2) A REQUEST FOR TRANSFER ON THE ISSUER'S USUAL TRANSFER FORM (3) VERIFICATION OF SIGNATURE AND AUTHORITY ON SUCH TRANSFER FORM SIGNING FOR THE BENEFICIARY (4) PAYMENT OF A TRANSFER FEE, OUR CURRENT STANDARD FEE IS 1/4%, MINIMUM USD150.00 AND (5) ANY OTHER REQUIREMENTS RELATIVE TO THE UCP 500 AND U.S. GOVERNMENT REGULATIONS.

ALL DRAFTS AND DOCUMENTS REQUIRED UNDER THIS LETTER OF CREDIT MUST BE MARKED:
`'DRAWN UNDER IMPERIAL BANK LETTER OF CREDIT NO. [INSERT L/C NO.]"

ALL COMMUNICATIONS TO IMPERIAL BANK WITH RESPECT TO THIS IRREVOCABLE STANDBY LETTER OF CREDIT MUST BE ADDRESSED TO OUR OFFICE LOCATED AT 2015 MANHATTAN BEACH BLVD., 2ND FLR., REDONDO BEACH, CA 90278, TO THE ATTENTION OF THE INTERNATIONAL DIVISION, STANDBY L/C DEPT.

ALL DOCUMENTS ARE TO BE DISPATCHED IN ONE LOT BY COURIER SERVICE TO IMPERIAL BANK INTERNATIONAL DIVISION, 2015 MANHATTAN BEACH BLVD., 2ND FLR., REDONDO BEACH, CA 90278, TO THE ATTENTION OF THE INTERNATIONAL DIVISION, STANDBY L/C DEPT.

THIS LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING AND SUCH UNDERTAKING SHALL NOT BE IN ANY WAY MODIFIED, AMENDED OR AMPLIFIED BY REFERENCE TO ANY DOCUMENT, INSTRUMENT OR AGREEMENT REFERRED TO HEREIN OR IN WHICH THIS LETTER OF CREDIT IS REFERRED TO OR TO WHICH THIS LETTER OF CREDIT RELATES, AND ANY SUCH REFERENCE SHALL NOT BE DEEMED TO INCORPORATE HEREIN BY REFERENCE ANY DOCUMENT, INSTRUMENT OR AGREEMENT.

WE HEREBY ENGAGE WITH YOU THAT ALL DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS CREDIT WILL BE DULY HONORED IF DRAWN AND PRESENTED FOR PAYMENT AT THIS OFFICE ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.

EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED, THIS CREDIT IS SUBJECT TO THE `'UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS"(1993 REVISION) INTERNATIONAL CHAMBER OF COMMERCE (PUBLICATION NO. 500).

                                    EXHIBIT B

                      ProForma Replacement Letter of Credit

APPLICANT: VIEWLOCITY, INC.
400 PERIMETER CENTER TERRACE
ATLANTA, GA 30346

BENEFICIARY:  EOP - BUCKHEAD, L.L.C.
C/O EQUITY OFFICE PROPERTIES TRUST
3475 PIEDMONT ROAD, NE
ATLANTA, GA  30305
ATTN: BUILDING MANAGER

AMOUNT: USD 1,212,468.06

EXPIRY DATE AND PLACE FOR PRESENTATION OF DOCUMENTS: December 31, 2001, at [INSERT NAME AND ADDRESS OF ISSUING BANK]

CREDIT IS AVAILABLE WITH [INSERT NAME OF ISSUING BANK] AGAINST PAYMENT OF DRAFTS DRAWN AT SIGHT ON [INSERT NAME AND ADDRESS OF ISSUING BANK]

DOCUMENTS REQUIRED:

1. THE ORIGINAL OF THIS IRREVOCABLE STANDBY LETTER OF CREDIT AND AMENDMENT(S) IF ANY.

2. BENEFICIARY'S STATEMENT PURPORTEDLY SIGNED BY AN AUTHORIZED OFFICER CERTIFYING THAT THIS DRAW IN THE AMOUNT OF [INSERT AMOUNT] UNDER IRREVOCABLE STANDBY LETTER OF CREDIT NO. [INSERT L/C NO.] REPRESENTS FUNDS DUE AND OWING TO EOP-BUCKHEAD, L.L.C. AS A RESULT OF VIEWLOCITY, INC.'S FAILURE TO COMPLY WITH ONE OR MORE OF THE TERMS OF THAT CERTAIN LEASE BY AND BETWEEN EOP-BUCKHEAD, L.L.C., AS LANDLORD, AND VIEWLOCITY, INC., AS TENANT.

SPECIAL CONDITIONS:

ALL INFORMATION REQUIRED UNDER DOCUMENT REQUIREMENT NO. 2 WHETHER INDICATED BY BLANKS, BRACKETS OR OTHERWISE, MUST BE COMPLETED AT THE TIME OF DRAWING.

ALL SIGNATURES MUST BE MANUALLY EXECUTED ORIGINALS.

PARTIAL DRAWINGS MAY BE MADE UNDER THIS LETTER OF CREDIT, PROVIDED, HOWEVER, THAT EACH SUCH DEMAND THAT IS PAID BY US SHALL REDUCE THE AMOUNT AVAILABLE UNDER THIS LETTER OF CREDIT.

IT IS A CONDITION OF THIS STANDBY LETTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ONE YEAR PERIODS FROM THE PRESENT EXPIRATION DATE HEREOF, UNLESS SIXTY (60) DAYS PRIOR TO ANY SUCH DATE, WE SHALL NOTIFY YOU IN WRITING BY CERTIFIED MAIL OR COURIER SERVICE AT THE ABOVE LISTED ADDRESS THAT WE ELECT NOT TO CONSIDER THIS IRREVOCABLE LETTER OF CREDIT RENEWED FOR ANY SUCH ADDITIONAL PERIOD. A COPY OF ANY SUCH NOTICE SHALL ALSO BE SENT TO:
EQUITY OFFICE PROPERTIES TRUST, 2 NORTH RIVERSIDE PLAZA, STE. 2200, CHICAGO, IL 60606 ATTN: TREASURER. UPON RECEIPT BY YOU OF SUCH NOTICE, YOU MAY DRAW HEREUNDER BY MEANS OF YOUR DRAFT(S) ON US AT SIGHT ACCOMPANIED BY YOUR ORIGINAL SIGNED STATEMENT WORDED AS FOLLOWS: [BENEFICIARY] HAS RECEIVED NOTICE FROM [INSERT NAME OF ISSUING BANK] THAT THE EXPIRATION DATE OF LETTER OF CREDIT NO. [INSERT L/C NO.] WILL NOT BE EXTENDED FOR AN ADDITIONAL PERIOD. AS OF THE DATE OF THIS DRAWING, [BENEFICIARY] HAS NOT RECEIVED A SUBSTITUTE LETTER OF CREDIT OR OTHER INSTRUMENT ACCEPTABLE TO [BENEFICIARY] AS SUBSTITUTE FOR [INSERT NAME OF ISSUING BANK] LETTER OF CREDIT NO. [INSERT L/C NO.] THE PROCEEDS OF THIS DRAWING WILL BE APPLIED TO SATISFY ANY CLAIMS, INTEREST AND CHARGES OUTSTANDING RELATIVE TO THE OBLIGATIONS DUE FROM VIEWLOCITY, INC. OR OTHERWISE HELD AS A SECURITY DEPOSIT PURSUANT TO THE LEASE.

NOTWITHSTANDING THE ABOVE, THE FINAL EXPIRATION DATE SHALL BE DECEMBER 31, 2009.

THIS IRREVOCABLE STANDBY LETTER OF CREDIT WILL BE AUTOMATICALLY REDUCED TO SPECIFIC AMOUNTS OUTLINED AS FOLLOWS, PROVIDING A DRAWING OR DRAWINGS DID NOT TAKE PLACE IN ACCORDANCE WITH THE TERMS OF THE LETTER OF CREDIT AND THE BALANCE OUTSTANDING IS AVAILABLE UNDER THIS LETTER OF CREDIT TO CAUSE SUCH REDUCTION(S) TO OCCUR, UNLESS BENEFICIARY HAS DELIVERED TO ISSUER A STATEMENT PURPORTEDLY SIGNED BY AN AUTHORIZED PARTY OF BENEFICIARY CERTIFYING THAT THERE IS A DEFAULT UNDER THE LEASE.

DATE                    L/C AMOUNT
OCTOBER 15, 2002        USD969,974.45
OCTOBER 15, 2003        USD727,480.84
OCTOBER 15, 2004        USD484,987.23
OCTOBER 15, 2005        USD242,493.62
OCTOBER 15, 2006        USD10.00

THIS LETTER OF CREDIT IS TRANSFERABLE IN WHOLE ONLY. YOU MAY TRANSFER THIS LETTER OF CREDIT TO YOUR TRANSFEREE OR SUCCESSOR UPON SATISFACTORY DELIVERY AND PRESENTATION TO THE

ISSUING BANK OF (1) THE ORIGINAL STANDBY L/C AND AMENDMENTS, IF ANY, FOR PROPER ENDORSEMENT (2) A REQUEST FOR TRANSFER ON THE ISSUER'S USUAL TRANSFER FORM (3) VERIFICATION OF SIGNATURE AND AUTHORITY ON SUCH TRANSFER FORM SIGNING FOR THE BENEFICIARY (4) PAYMENT OF OUR STANDARD TRANSFER FEE, OUR CURRENT STANDARD FEE IS [ISSUING BANK IS TO INSERT THE STANDARD TRANSFER FEE HERE] AND (5) ANY OTHER REQUIREMENTS RELATIVE TO THE UCP 500 AND U.S. GOVERNMENT REGULATIONS.

ALL DRAFTS AND DOCUMENTS REQUIRED UNDER THIS LETTER OF CREDIT MUST BE MARKED:
`'DRAWN UNDER [INSERT NAME OF ISSUING BANK HERE] LETTER OF CREDIT NO. [INSERT L/C NO.]"

ALL COMMUNICATIONS TO [INSERT NAME OF ISSUING BANK HERE] WITH RESPECT TO THIS IRREVOCABLE STANDBY LETTER OF CREDIT MUST BE ADDRESSED TO OUR OFFICE LOCATED AT [INSERT NAME AND ADDRESS OF ISSUING BANK HERE], TO THE ATTENTION OF [INSERT NAME OF THE ISSUING BANK'S LETTER OF CREDIT DEPARTMENT HERE]

ALL DOCUMENTS ARE TO BE DISPATCHED IN ONE LOT BY COURIER SERVICE TO [INSERT NAME AND ADDRESS OF ISSUING BANK HERE], ATTN: [INSERT NAME OF ISSUING BANK'S LETTER OF CREDIT DEPARTMENT HERE].

THIS LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING AND SUCH UNDERTAKING SHALL NOT BE IN ANY WAY MODIFIED, AMENDED OR AMPLIFIED BY REFERENCE TO ANY DOCUMENT, INSTRUMENT OR AGREEMENT REFERRED TO HEREIN OR IN WHICH THIS LETTER OF CREDIT IS REFERRED TO OR TO WHICH THIS LETTER OF CREDIT RELATES, AND ANY SUCH REFERENCE SHALL NOT BE DEEMED TO INCORPORATE HEREIN BY REFERENCE ANY DOCUMENT, INSTRUMENT OR AGREEMENT.

WE HEREBY ENGAGE WITH YOU THAT ALL DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS CREDIT WILL BE DULY HONORED IF DRAWN AND PRESENTED FOR PAYMENT AT THIS OFFICE ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.

EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED, THIS CREDIT IS SUBJECT TO THE `'UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS" (1993 REVISION) INTERNATIONAL CHAMBER OF COMMERCE (PUBLICATION NO. 500).